FIRST AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

AND FIRST AMENDMENT

TO PLEDGE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, dated as of December 17, 2007 (this “Amendment No.1”), to the Existing Credit Agreement and the Existing Security Agreement (such capitalized terms and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below) is among FERRO CORPORATION, an Ohio corporation (“Company”), each Lender party hereto, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Term Loan Administrative Agent, and NATIONAL CITY BANK (“National City”), as Revolving Loan Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Company, the Lenders, the Term Loan Administrative Agent and the Revolving Loan Administrative Agent are all parties to the Amended and Restated Credit Agreement, dated as of June 8, 2007 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment No. 1 and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the obligations of the Obligors under the Credit Agreement are secured by substantially all the assets of the Obligors and their respective future Subsidiaries pursuant to the terms of the Loan Documents, including, without limitation, that certain Pledge and Security Agreement, dated as of June 6, 2006 (as amended or otherwise modified prior to the date hereof, the “Existing Security Agreement”, and as amended by this Amendment No. 1 and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among the Obligors and National City, as the Collateral Agent;

WHEREAS, the Company has requested that the Lenders amend certain provisions of the Existing Credit Agreement and the Existing Security Agreement, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to the amendments set forth below;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms when used in this Amendment No. 1 shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment No. 1” is defined in the preamble.

“Amendment No. 1 Effective Date” is defined in Article IV.

“Company” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Existing Security Agreement” is defined in the second recital.

“National City” is defined in the preamble.

“Security Agreement” is defined in the second recital.

SECTION 1.2. Other Definitions. Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment No. 1 with such meanings.

ARTICLE II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II.

SECTION 2.1. Amendment to Section 7.2.3. Section 7.2.3 of the Existing Credit Agreement is hereby amended by deleting clause (l) thereof in its entirety and replacing it with the following:

“(l) Liens on the assets of the Company or any of its Subsidiaries securing Indebtedness permitted by clause (i) of Section 7.2.2; and”.

SECTION 2.2. Amendment to Section 7.2.8. Section 7.2.8 of the Existing Credit Agreement is hereby amended by deleting clause (e) thereof in its entirety and replacing it with the following:

“(e) made by the Company or any of its Subsidiaries to any Person who is not a Subsidiary of the Company or is an SPV pursuant to the Permitted Receivables Program;”.

ARTICLE III

AMENDMENTS TO EXISTING SECURITY AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the provisions of the Existing Security Agreement referred to below are hereby amended in accordance with this Article III.

SECTION 3.1. Amendments to Section 2.1. Section 2.1 of the Existing Security Agreement is hereby amended as follows:

(a) by deleting clause (j) thereof in its entirety and replacing it with the following:

“(j) Letter-of-Credit Rights and Letters of Credit (other than such as is collateral for or issued subject to or in connection with any Grantor’s Permitted Receivables Program);”; and

(b) by deleting clause (vi) thereof in its entirety and replacing it with the following:

“(vi) trade receivables and related collateral, credit support and similar rights sold or contributed pursuant to any Grantor’s Permitted Receivables Program (other than residual interests therein);”.

SECTION 3.2. Amendment to Section 3.2. Section 3.2 of the Existing Security Agreement is hereby amended by deleting clause (h) thereof in its entirety and replacing it with the following:

“(h) No Grantor is the beneficiary of any Letters of Credit (other than such as is collateral for or issued subject to or in connection with any Grantor’s Permitted Receivables Program), except as set forth on Item H of Schedule II.”.

SECTION 3.3. Amendment to Section 4.3. Section 4.3 of the Existing Security Agreement is hereby amended by deleting the phrase “existing accounts receivable securitization program” at the end of clause (b) thereof and replacing it with the phrase “Permitted Receivables Program”.

SECTION 3.4. Amendment to Section 4.6. Section 4.6 of the Existing Security Agreement is hereby amended by deleting the phrase “Borrowers’ existing accounts receivable securitization programs” in the first sentence of clause (a) thereof and replacing it with “Grantors’ Permitted Receivables Programs”.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

This Amendment No. 1 shall become effective on the date first written above (the “Amendment No. 1 Effective Date”) when the following conditions have been met:

SECTION 4.1. Execution of Amendment No. 1. The Administrative Agents shall have received counterparts of this Amendment No. 1, which shall have been duly executed on behalf of each of the Company and the Required Lenders.

SECTION 4.2. Execution of Amendment to Security Agreement under the Indentures. The Administrative Agents shall have received counterparts of the Acknowledgement and Amendment (attached to this Amendment No. 1) effectuating a corresponding amendment to the Pledge and Security Agreement, dated as of June 6, 2006 (the “Trustee Pledge Agreement”), made by the Obligors in favor of J.P. Morgan Trust Company, National Association, as trustee under the Indentures, relating to the subject matter hereof, dated as of the date hereof, duly executed and delivered on behalf of the Trustee.

SECTION 4.3. Expenses and Fees. The Company shall have paid all legal fees and expenses incurred by the Administrative Agents and their respective counsel in connection with the preparation, negotiation and execution of this Amendment No. 1.

ARTICLE V

MISCELLANEOUS

SECTION 5.1. Representations and Warranties. The Company hereby represents and warrants that (a) on and as of the date hereof and after giving effect to the amendments contained herein, the representations and warranties set forth in each Loan Document are, in each case, true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and (b)  no Default shall have occurred and is continuing on and as of the date hereof and after giving effect to the amendments contained herein.

SECTION 5.2. Cross-References. References in this Amendment No. 1 to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment No. 1.

SECTION 5.3. Loan Document Pursuant to Existing Credit Agreement. This Amendment No. 1 is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.

SECTION 5.4. Successors and Assigns. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.5. Counterparts. This Amendment No. 1 may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

SECTION 5.6. Governing Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 5.7. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement, the Existing Security Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement, Existing Security Agreement or any other Loan Document or of any transaction or further or future action on the part of the Company or any other Obligor which would require the consent of the Lenders under the Existing Credit Agreement, Existing Security Agreement or any of the Loan Documents.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 as of the date first above written.

COMPANY	FERRO CORPORATION
By:

Name:

Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,

as the Term Loan Administrative Agent

and as a Lender

By:

Name:

Title:

By:

Name:

Title:

NATIONAL CITY BANK,

as Revolving Loan Administrative Agent

and as a Lender

By:

Name:

Title:

[     ],

as a Lender

By:

Name:

Title:

ACKNOWLEDGEMENT AND AMENDMENT

The Bank of New York Trust Company, National Association, as successor to J.P. Morgan Trust Company, National Association, as trustee under the Indentures (the “Trustee”), hereby acknowledges the foregoing Amendment No.1 to which this Acknowledgement And Amendment is attached.

The Trustee agrees that, contemporaneously with the effectiveness of Amendment No. 1:

(a) Section 2.1(j) of the Trustee Pledge Agreement shall be deemed amended by deleting clause (j) thereof in its entirety and replacing it with the following:

“(j) Letter-of-Credit Rights and Letters of Credit (other than such as is collateral for or issued subject to or in connection with any Grantor’s Permitted Receivables Program);”

(b) Section 2.1(vi) of the Trustee Pledge Agreement shall be deemed amended by deleting clause (vi) thereof in its entirety and replacing it with the following:

“(vi) trade receivables and related collateral, credit support and similar rights sold or contributed pursuant to any Grantor’s Permitted Receivables Program (other than residual interests therein);”

(c) Section 3.2(h) of the Trustee Pledge Agreement shall be deemed amended by deleting clause (h) thereof in its entirety and replacing it with the following:

“(h) No Grantor is the beneficiary of any Letters of Credit (other than such as is collateral for or issued subject to or in connection with any Grantor’s Permitted Receivables Program), except as set forth on Item H of Schedule II.”

(d) Section 4.3(b) of the Trustee Pledge Agreement shall be deemed amended by deleting the phrase “existing accounts receivable securitization program” at the end of clause (b) thereof and replacing it with the phrase “Permitted Receivables Program”.

(e) Section 4.6 of the Trustee Pledge Agreement shall be deemed amended by deleting the phrase “Borrowers’ existing accounts receivable securitization programs” in the first sentence of clause (a) thereof and replacing it with “Grantors’ Permitted Receivables Programs”.

Except as expressly amended hereby, all of the provisions of the Trustee Pledge Agreement shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

This Acknowledgement And Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Acknowledgement And Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Acknowledgement And Amendment.

IN WITNESS WHEREOF, the Trustee has executed and delivered this Acknowledgement And Amendment as of the date first above written.

THE BANK OF NEW YORK TRUST

COMPANY, NATIONAL ASSOCIATION,

as Trustee

By:

Name:

Title